Exhibit 24

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ ROBERT J. BERNHARD
Robert J. Bernhard
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ ROBERT J. DARNALL
Robert J. Darnall
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ ROBERT K. HERDMAN
Robert K. Herdman
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ ALEXIS M. HERMAN
Alexis M. Herman
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ WILLIAM I. MILLER
William I. Miller
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ GEORGIA R. NELSON
Georgia R. Nelson
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ CARL WARE
Carl Ware
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ J. LAWRENCE WILSON
J. Lawrence Wilson
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ THEODORE M. SOLSO
Theodore M. Solso
Director and Chairman and
Chief Executive Officer
(Principal Executive Officer)

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ PATRICK J. WARD
Patrick J. Ward
Vice President — Chief
Financial Officer
(Principal Financial Officer)

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Pat J. Ward and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2008 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 2009

/s/ F. JOSEPH LOUGHREY
F. Joseph Loughrey
Vice Chairman